[GRAPHIC]                                                              [GRAPHIC]
    ----------------                                        ----------------
         Number                                                  Shares
       T
    ----------------                                        ----------------

       COMMON STOCK
                               [LOGO OF TELLUIM]

             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                               CUSIP 87967E 10 7
                                             SEE REVERSE FOR CERTAIN DEFINITIONS

This Certifies that



is the owner of

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $0.001 PER SHARE,
                                      OF

TELLIUM, INC. (the "Corporation"), a Delaware corporation. The shares represented by this certificate are transferable only on the stock transfer books of the Corporation by the holder of record hereof, or by his duly authorized attorney or legal representative, upon the surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Corporation's transfer agent and registrar.
    WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED

                                 TELLIUM, INC.
/s/ Harry J. Carr                  CORPORATE             /S/ Michael J. Losch
                                     SEAL
           CHAIRMAN AND          * APR. 21, *           CHIEF FINANCIAL OFFICER,
CHIEF EXECUTIVE OFFICER              1997                SECRETARY AND TREASURER
                                   DELAWARE

COUNTERSIGNED AND REGISTERED:
         COMPUTERSHARE TRUST COMPANY, INC.
                        P.O. Box 1596
                Denver, Colorado 80201
                              TRANSFER AGENT AND REGISTRAR

BY

                                    AUTHORIZED SIGNATURE

The Corporation will furnish to any stockholder upon request and without charge a full statement of the designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

     The following abbreviations, when used in the inscription of the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT -             Custodian
                    ----------------------------------
                       (Cust)               (Minor)

                    under Uniform Gifts to Minors

                    Act
                        -----------------------
                                (State)

    Additional abbreviations may also be used though not in the above list.

For Value Received,                     hereby sells, assigns and transfers unto
                    -------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE OF
                                   ASSIGNEE)

--------------------------------------------------------------------------------

                                                                          Shares
-------------------------------------------------------------------------
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                        Attorney
-----------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
      -----------------------------------

                       X
                        -------------------------------

NOTICE: THE
SIGNATURE(S) TO THIS
ASSIGNMENT MUST
CORRESPOND WITH THE
NAME(S) AS WRITTEN
UPON THE FACE OF THE
CERTIFICATE IN EVERY
PARTICULAR, WITHOUT
ALTERATION OR
ENLARGEMENT OR ANY
CHANGE WHATEVER.

                       X
                        -------------------------------
                       --------------------------------
                       ALL GUARANTEES MUST BE MADE BY A
                       FINANCIAL INSTITUTION (SUCH AS A
                       BANK OR BROKER) WHICH IS A
                       PARTICIPANT IN THE SECURITIES
                       TRANSFER AGENTS MEDALLION
                       PROGRAM ("STAMP"), THE NEW YORK
                       STOCK EXCHANGE, INC. MEDALLION
                       SIGNATURE PROGRAM ("MSP"), OR
                       THE STOCK EXCHANGES MEDALLION
                       PROGRAM ("SEMP") AND MUST NOT
                       BE DATED. GUARANTEES BY A NOTARY
                       PUBLIC ARE NOT ACCEPTABLE.
                       --------------------------------